UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):       August 16, 2005
Trinity Learning Corporation
(Exact name of registrant as specified in its charter)

Utah	0-8924	73-0981865

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3685 Mt. Diablo Blvd., Suite 161, Lafayette, California	94549

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:       925-284-8025
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On August 16, 2005, Trinity Learning Corporation issued a corporate newsletter and published the newsletter to its website. The full text of the newsletter is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits
99.1 Text of Trinity Learning Corporation Newsletter dated August 16, 2005.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trinity Learning Corporation
August 16, 2005	By:	/s/ Douglas Cole
		Name:	Douglas Cole
		Title:	Chief Executive Officer

Exhibit Index
Exhibits
99.1 Text of Trinity Learning Corporation Newsletter dated August 16, 2005.